UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2007

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C. (as seller under a Pooling and Servicing Agreement, dated as of December 1, 2006, providing for, inter alia, the issuance of Carrington Mortgage Loan Trust, Series 2006-NC5 Asset-Backed Pass-Through Certificates)

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.,
on behalf of Carrington Mortgage Loan Trust, Series 2006-NC5 Asset-Backed Pass-Through Certificates
(Exact name of registrant as specified in its charter)

Delaware	333-134218-04	20-2698835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Seven Greenwich Office Park 599 West Putnam Avenue Greenwich, Connecticut	06830
(Address of principal executive office)	(Zip Code)

(203) 661-6186
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01. Other Events.

On December 19, 2006, the Registrant caused the issuance and sale of Carrington Mortgage Loan Trust, Series 2006-NC5 Asset-Backed Pass-Through Certificates, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class CE, Class P, Class R-I and Class R-II Certificates (the “Certificates”) pursuant to a Pooling and Servicing Agreement dated as of December 1, 2006, among the Registrant, New Century Mortgage Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee. The mortgage loans were sold to the Registrant pursuant to a Mortgage Loan Purchase Agreement, dated as of December 19, 2006, among the Registrant, NC Capital Corporation, as Responsible Party, and Carrington Securities, LP, as Seller. A Confirmation to an ISDA Master Agreement, a Schedule to an ISDA Master Agreement and a Credit Support Annex to the Schedule to the ISDA Master Agreement, all dated December 19, 2006, were entered into by Swiss Re Financial Products Corporation, as the swap counterparty and Wells Fargo Bank, N.A, as trustee.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)	Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

10.1	Pooling and Servicing Agreement and the exhibits thereto, dated as of December 1, 2006, among the Registrant, New Century Mortgage Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee.

10.2	Mortgage Loan Purchase Agreement, dated as of December 19, 2006, among the Registrant, NC Capital Corporation and Carrington Securities, LP.

10.3	Confirmation to an ISDA Master Agreement, dated December 19, 2006, between Swiss Re Financial Products Corporation and Wells Fargo Bank, N.A.

10.4	Schedule to an ISDA Master Agreement, dated December 19, 2006, between Swiss Re Financial Products Corporation and Wells Fargo Bank, N.A.

10.5	Credit Support Annex to the Schedule to the ISDA Master Agreement, dated December 19, 2006, between Swiss Re Financial Products Corporation and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

By:	/s/ Bruce M. Rose

Name: Bruce M. Rose Title: President

Dated: January 3, 2007

Exhibit Index

Exhibit No.    Description

10.1	Pooling and Servicing Agreement and the exhibits thereto, dated as of December 1, 2006, among the Registrant, New Century Mortgage Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee.

10.2	Mortgage Loan Purchase Agreement, dated as of December 19, 2006, among the Registrant, NC Capital Corporation and Carrington Securities, LP.

10.3	Confirmation to an ISDA Master Agreement, dated December 19, 2006, between Swiss Re Financial Products Corporation and Wells Fargo Bank, N.A.

10.4	Schedule to an ISDA Master Agreement, dated December 19, 2006, between Swiss Re Financial Products Corporation and Wells Fargo Bank, N.A.

10.5	Credit Support Annex to the Schedule to the ISDA Master Agreement, dated December 19, 2006, between Swiss Re Financial Products Corporation and Wells Fargo Bank, N.A.